UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 17, 2006
COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission File Number)	13-2641992 (IRS Employer Identification No.)

4500 Park Granada, Calabasas, CA (Address of principal executive offices)	91302 (Zip Code)
Registrant’s telephone number, including area code: (818) 225-3000
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01 Entry into a Material Definitive Agreement
     As discussed below, on November 17, 2006, Countrywide Financial Corporation (the “Company”) and Countrywide Home Loans, Inc., a wholly owned subsidiary of the Company (“CHL”), terminated an existing 364-Day Credit Agreement and entered into a new 364-Day Credit Agreement and a new Five-Year Credit Agreement. The new 364-Day Credit Agreement is identical in form and substance in all material respects to the original agreement, except that Countrywide Bank, N.A., a wholly owned subsidiary of the Company (the “Bank”), has been added as a borrower thereunder and the term of the new agreement commenced on November 17, 2006.
364-Day Credit Agreement
     On November 17, 2006, the Company, CHL and the Bank entered into a 364-Day Credit Agreement (the “364-Day Agreement”) with Barclays Bank PLC, as managing administrative agent (“Barclays”), BNP Paribas, as administrative agent (“BNP”), Royal Bank of Canada, as syndication agent (“Royal Bank”), Société Générale, as documentation agent (“Société”), and the Lenders (as defined therein).
     The 364-Day Agreement is a senior unsecured revolving credit facility that provides funding for general corporate purposes, and provides liquidity back-up for the Company’s unsecured commercial paper program. The 364-Day Agreement permits the Company, CHL or the Bank to borrow a maximum of $630,000,000 in the aggregate (which can be increased to up to $780,000,000 upon agreement of the Lenders). As consideration for the 364-Day Agreement, the Company pays certain fees to Barclays, as managing administrative agent, BNP, as administrative agent, Royal Bank, as syndication agent, Société, as documentation agent, and the Lenders. As of November 17, 2006, the Company, CHL and the Bank had no borrowings under the 364-Day Agreement.
Five-Year Credit Agreement
     On November 17, 2006, the Company, CHL and the Bank entered into a Five-Year Credit Agreement (the “Five-Year Agreement”) with Barclays, BNP, Royal Bank, Société, and the Lenders. The Five-Year Agreement is a senior unsecured revolving credit facility that provides funding for general corporate purposes, and provides liquidity back-up for the Company’s unsecured commercial paper program. The Five-Year Agreement permits the Company, CHL or the Bank to borrow a maximum of $1,470,000,000 in the aggregate (which can be increased to up to $1,820,000,000 upon agreement of the Lenders). As consideration for the Five-Year Agreement, the Company pays certain fees to Barclays, as managing administrative agent, BNP, as administrative agent, Royal Bank, as syndication agent, Société, as documentation agent, and the Lenders. As of November 17, 2006, the Company, CHL and the Bank had no borrowings under the Five-Year Agreement.
     Many of the Lenders and/or their affiliates provide other forms of financing to the Company, CHL or the Bank under various other arrangements and some act as underwriters in connection with certain securities offerings by the Company, CHL and the Bank. The foregoing descriptions of the 364-Day Agreement and the Five-Year Agreement are qualified in their entirety by reference to the 364-Day Agreement and the Five-Year Agreement, copies of which are attached as Exhibit 10.1 and Exhibit 10.2, respectively.
Item 1.02 Termination of a Material Definitive Agreement
     On November 17, 2006, in connection with the Company, CHL and the Bank entering into the 364-Day Agreement and the Five-Year Agreement, the Company and CHL terminated the Termination and Replacement Agreement to the 364-Day Credit Agreement, dated as of November 19, 2004, among the Company, CHL, the Lenders thereto and Royal Bank, as managing administrative agent (the “Original 364-Day Agreement”), as amended by the First Amendment to Original 364-Day Agreement, dated as of May 11, 2005, among the Company, CHL, the Lenders identified therein, Commerzbank AG, New York and Grand Cayman Branches and Société, as documentation agents, BNP, as syndication agent, Barclays, as administrative agent, and Royal Bank, as managing administrative agent (the “First Amendment to Original 364-Day Agreement”) and the Second Amendment to Original 364-Day Agreement dated as of November 18, 2005, among the Company, CHL, the Lenders identified therein, Lloyds TSB Bank, PLC and Société, as documentation agents, BNP, as syndication agent, Barclays, as administrative agent, and Royal Bank, as managing administrative agent.

     As of November 17, 2006, the Company and CHL had no borrowings under the Original 364-Day Agreement, as amended.
     The foregoing descriptions of the Original 364-Day Agreement, First Amendment to Original 364-Day Agreement and Second Amendment to Original 364-Day Agreement are qualified in their entirety by reference to the Original 364-Day Agreement, First Amendment to Original 364-Day Agreement and Second Amendment to Original 364-Day Agreement, which are listed as exhibits 10.124, 10.125 and 10.126, respectively, to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits.

10.1	364-Day Credit Agreement, dated as of November 17, 2006, among Countrywide Financial Corporation, Countrywide Home Loans, Inc., Countrywide Bank, N.A., Barclays Bank PLC, as managing administrative agent, BNP Paribas, as administrative agent, Royal Bank of Canada, as syndication agent, Société Générale, as documentation agent, and the lenders party thereto.

10.2	Five-Year Credit Agreement, dated as of November 17, 2006, among Countrywide Financial Corporation, Countrywide Home Loans, Inc., Countrywide Bank, N.A., Barclays Bank PLC, as managing administrative agent, BNP Paribas, as administrative agent, Royal Bank of Canada, as syndication agent, Société Générale, as documentation agent, and the lenders party thereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION
Dated: November 21, 2006	/s/ Jennifer S. Sandefur
	Name:	Jennifer S. Sandefur
	Title:	Senior Managing Director and Treasurer

EXHIBIT INDEX

Exhibit No.
10.1	364-Day Credit Agreement, dated as of November 17, 2006, among Countrywide Financial Corporation, Countrywide Home Loans, Inc., Countrywide Bank, N.A., Barclays Bank PLC, as managing administrative agent, BNP Paribas, as administrative agent, Royal Bank of Canada, as syndication agent, Société Générale, as documentation agent, and the lenders party thereto.

10.2	Five-Year Credit Agreement, dated as of November 17, 2006, among Countrywide Financial Corporation, Countrywide Home Loans, Inc., Countrywide Bank, N.A., Barclays Bank PLC, as managing administrative agent, BNP Paribas, as administrative agent, Royal Bank of Canada, as syndication agent, Société Générale, as documentation agent, and the lenders party thereto.

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